EXHIBIT (21) - List of Company Subsidiaries
The Boeing Company and Subsidiaries

Name	Place of Incorporation

2433265 Manitoba Ltd.	Manitoba, Canada
692567 Ontario Limited	Ontario, Canada
757UA, Inc.	Delaware
767ER, Inc.	Delaware
Advanced Joining Technologies, Inc.	Delaware
AeroInfo Systems Inc.	B.C., Canada
AeroSpace Employees' Superannuation Fund Pty Ltd	Australia
AeroSpace Technologies of Australia Limited	Australia
Aileron Inc.	Delaware
Airspace Safety Analysis Corporation	Delaware
Akash, Inc.	Delaware
Aldford-1 Corporation	Delaware
Astro Limited	Bermuda
Astro-II, Inc.	Vermont
Atara Services Norway AS	Norway
Autometric, Inc.	Maryland
Autonetics, Inc.	Delaware
Aviatek Pty. Limited	Australia
Bahasa Aircraft Corporation	Delaware
BCC (Aircraft Acquisitions) Limited	United Kingdom
BCC Alpine Leasing, Inc.	Delaware
BCC Anchorage Corporation	Delaware
BCC Aruba Leasing A.V.V.	Netherlands
BCC Bayshore Leasing Inc.	Delaware
BCC Bolongo Company	Delaware
BCC Bolongo Limited	Virgin Islands
BCC Bucuti Leasing A.V.V.	Netherlands
BCC Carbita Point Company	Delaware
BCC Carbita Point Limited	Virgin Islands
BCC Cascades Corporation	Delaware
BCC Charlotte Amalie Company	Delaware
BCC Charlotte Amalie Limited	Virgin Islands
BCC Cove Corporation	Delaware
BCC Drakes Passage Company	Delaware
BCC Dublin Leasing	Ireland
BCC Equipment Leasing Corporation	Delaware
BCC Grand Cayman Limited	British West Indies
BCC Hamilton	Bermuda
BCC Lindbergh Bay Company	Delaware
BCC Lindbergh Bay Limited	Virgin Islands
BCC Mafolie Hill Company	Delaware
BCC Magens Bay Company	Delaware
BCC Mahogany Company	Delaware
BCC Nazareth Company	Delaware
BCC Pyramid Corporation	Delaware
BCC Red Hook Company	Delaware
BCC Riverside Corporation	Delaware
BCC Shannon Leasing	Ireland
BCC Smith Bay Company	Delaware
BCC St. George Leasing Limited	Bermuda
Beaufoy-1 Corporation	Delaware
BNA International Systems, Inc.	Delaware
BNA Operations International, Inc.	Delaware
BNJ, Inc.	Delaware
Boeing - Corinth Co.	Delaware
Boeing - Irving Co.	Delaware
Boeing - Oak Ridge Co.	Delaware
Boeing Aerospace - TAMS, Inc.	Delaware
Boeing Aerospace - U.K., Ltd.	Delaware
Boeing Aerospace (Malaysia) Sdn. Bhd.	Malaysia
Boeing Aerospace Australia Pty. Ltd.	Delaware
Boeing Aerospace Hungary Ltd.	Hungary
Boeing Aerospace Ltd.	Delaware
Boeing Aerospace Middle East Limited	Delaware
Boeing Aerospace Operations, Inc.	Delaware
Boeing Aerospace Poland sp. z o.o.	Poland
Boeing Aerospace Switzerland, Inc.	Delaware
Boeing Airborne Surveillance Enterprises, Inc.	Delaware
Boeing Aircraft Holding Company	Delaware
Boeing Aircraft Logistics II, Inc.	Delaware
Boeing Aircraft Logistics, Inc.	Delaware
Boeing Australia Commercial Aviation Services Pty Ltd	Australia
Boeing Australia Components Proprietary Limited	Australia
Boeing Australia Holdings Proprietary Limited	Australia
Boeing Australia Limited	Australia
Boeing Business Services Company	Delaware
Boeing Canada Inc.	Ontario, Canada
Boeing Capital Corporation	Delaware
Boeing Capital Leasing Limited	Ireland
Boeing Capital Loan Corporation	Delaware
Boeing Capital Securities Inc.	Delaware
Boeing Capital Services Corporation	Delaware
Boeing Capital Services Loan Corporation	Delaware
Boeing Capital Washington Corporation	Delaware
Boeing CAS GmbH	Germany
Boeing CAS GmbH & Co Holding KG	Germany
Boeing China, Inc.	Delaware
Boeing Commercial Information and Communication Company	Delaware
Boeing Commercial Space Company	Delaware
Boeing Constructors, Inc.	Texas
Boeing Defence UK Limited	United Kingdom
Boeing Domestic Sales Corporation	Washington
Boeing Electron Dynamic Devices, Inc.	Delaware
Boeing Enterprises Australia, Inc.	Delaware
Boeing Exchange Holdings, Inc.	Delaware
Boeing Exchange Operations, Inc.	Delaware
Boeing Financial Corporation	Washington
Boeing Finland Oy	Finland
Boeing Global Management Company, Inc.	Delaware
Boeing Global Sales Corporation	Delaware
Boeing Global Services, Inc.	Delaware
Boeing Group United Kingdom Limited	United Kingdom
Boeing Hong Kong Limited	Hong Kong
Boeing Hornet Enterprises, Inc.	Delaware
Boeing International B.V.	The Netherlands
Boeing International B.V. & Co. Holding KGaA	Germany
Boeing International Corporation	Delaware
Boeing International Holdings, Ltd.	Bermuda
Boeing International Logistics Spares, Inc.	Delaware
Boeing International Overhaul & Repair Inc.	Delaware
Boeing International Sales Corporation	Washington
Boeing Investment Company, Inc.	Delaware
Boeing Launch Services, Inc.	Delaware
Boeing Leasing Company	Delaware
Boeing Logistics Spares, Inc.	Delaware
Boeing LTS, Inc.	Delaware
Boeing Management Company	Delaware
Boeing Middle East Limited	Delaware
Boeing Netherlands Leasing, B.V.	The Netherlands
Boeing Nevada, Inc.	Delaware
Boeing North American Space Alliance Company	Delaware
Boeing North American Space Operations Company	Delaware
Boeing of Canada Ltd.	Delaware
Boeing Offset Company Inc.	Delaware
Boeing Operations International, Incorporated	Delaware
Boeing Overseas, Inc.	Delaware
Boeing Phantom Works Investments, Inc.	Delaware
Boeing Precision Gear, Inc.	Delaware
Boeing Realty Corporation	California
Boeing Research & Technology Center, S.L.	Spain
Boeing Sales Corporation	Guam
Boeing Satellite Systems International, Inc.	Delaware
Boeing Satellite Systems, Inc.	Delaware
Boeing Service Company	Texas
Boeing Space Operations Company	Delaware
Boeing Space Systems International Company	Delaware
Boeing Space Systems International Service Company	Delaware
Boeing Spain, Ltd.	Delaware
Boeing Stellar Holdings B.V.	The Netherlands
Boeing Stores, Inc.	Delaware
Boeing Superannuation Pty. Ltd.	Australia
Boeing Support Services, Inc.	Delaware
Boeing Technology International, Inc.	Washington
Boeing Toronto, Ltd.	Ontario, Canada
Boeing Travel Management Company	Delaware
Boeing United Kingdom Limited	United Kingdom
Boeing Worldwide Holdings B.V.	The Netherlands
Boeing Worldwide Operations Limited	Bermuda
Boeing-SVS, Inc.	Nevada
CAG, Inc.	Oregon
Canard Holdings, Inc.	Delaware
CBSA Leasing II, Inc.	Delaware
CBSA Leasing, Inc.	Delaware
CBSA Partners, LLC	Delaware
Connexion by Boeing Ireland Limited	Ireland
Connexion By Boeing Of Canada Company	Canada
Continental DataGraphics Limited	United Kingdom
Continental Graphics Corporation	Delaware
Continental Graphics Holdings, Inc.	Delaware
Cougar, Ltd.	Bermuda
Delmar Photographic & Printing Company	North Carolina
Dillon, Inc.	Delaware
Douglas Express Limited	Virgin Islands
Douglas Federal Leasing Limited	Virgin Islands
Douglas Leasing Inc.	Delaware
Douglas Realty Company, Inc.	California
DP Properties, L. P.	Delaware
Falcon II Leasing Limited	Virgin Islands
Falcon Leasing Limited	Virgin Islands
Fine Chemicals Offset Limited	British Virgin Islands
FlightSafety Boeing Training International L.L.C.	Delaware
FlightSafety Boeing Training International SARL	France
FSB Training International, Spain, S.L.	Spain
FSBTI Argentina S.R.L.	Argentina
FSBTI Asia LLC	Korea
FSBTI Holding UK Limited	United Kingdom
FSBTI Leasing Corp.	Delaware
FSBTI Mexico, S.A. de C.V.	Mexico
FSBTI Services, Inc.	Delaware
FSBTI UK Limited	United Kingdom
Gaucho-1 Inc.	Delaware
Gaucho-2 Inc.	Delaware
Hanway Corporation	Delaware
Hawk Leasing, Inc.	Delaware
Hawker de Havilland Components Pty Limited	New S. Wales, Australia
Hawker de Havilland Equipment Pty Limited	Western Australia
Hawker de Havilland Holdings Pty Limited	New S. Wales, Australia
Hawker de Havilland Inc.	California
Hawker de Havilland Pty Ltd	New S. Wales, Australia
Hawker de Havilland Victoria Pty Limited	Victoria, Australia
Intellibus Network Solutions, Inc.	Delaware
Jeppesen DataPlan, Inc.	Delaware
Jeppesen GmbH	Germany
Jeppesen Sanderson, Inc.	Delaware
Jeppesen U.K. Limited	United Kingdom
Kerbridge Air Control Pty Limited	Australia
Kuta-3 Aircraft Corporation, Limited	Delaware
Kuta-One Aircraft Corporation, Limited	Delaware
Kuta-Three Aircraft Corporation	Delaware
Kuta-Two Aircraft Corporation	Delaware
Longacres Park, Inc.	Washington
Longbow Golf Club Corporation	Delaware
McDonnell Douglas Aircraft Finance Corporation	Delaware
McDonnell Douglas Arabia, Limited	Saudi Arabia
McDonnell Douglas Corporation	Maryland
McDonnell Douglas Dakota Leasing, Inc.	Delaware
McDonnell Douglas Express, Inc.	Delaware
McDonnell Douglas F-15 Technical Services Company, Inc..	Delaware
McDonnell Douglas Finance Corporation - Federal Leasing Limited	Virgin Islands
McDonnell Douglas Foreign Sales Corporation	Virgin Islands
McDonnell Douglas Helicopter Company	Delaware
McDonnell Douglas Helicopter Support Services, Inc.	Delaware
McDonnell Douglas Indonesia Leasing, Inc.	Delaware
McDonnell Douglas Insurance Holdings Corporation	Delaware
McDonnell Douglas Macedonia Leasing, Inc.	Delaware
McDonnell Douglas Middle East, Ltd.	Delaware
McDonnell Douglas Overseas Finance Corporation	Delaware
McDonnell Douglas Radio Services Corporation	Delaware
McDonnell Douglas Services, Inc.	Missouri
McDonnell Douglas Support Services - Military, Inc.	Delaware
McDonnell Douglas Truck Services, Inc.	Delaware
MD Dakota Leasing Limited	Virgin Islands
MD Indonesia Limited	Virgin Islands
MDAFC - Nashville Company	Delaware
MD-Air Leasing Limited	Virgin Islands
MDC Properties, Inc.	Michigan
MDFC - Aircraft Leasing Company	Delaware
MDFC - Aircraft Leasing Limited	Virgin Islands
MDFC - Bali, Limited	Virgin Islands
MDFC - Carson Company	Delaware
MDFC - Carson Limited	Virgin Islands
MDFC - Express Leasing Company	Delaware
MDFC - Express Leasing Limited	Virgin Islands
MDFC - Jakarta, Limited	Virgin Islands
MDFC - Knoxville Company	Delaware
MDFC - Knoxville Limited	Virgin Islands
MDFC - Lakewood Company	Delaware
MDFC - Lakewood Limited	Virgin Islands
MDFC - Memphis Company	Delaware
MDFC - Memphis Limited	Virgin Islands
MDFC - Nashville Limited	Virgin Islands
MDFC - Reno Company	Delaware
MDFC - Sierra Company	Delaware
MDFC - Spring Limited	Virgin Islands
MDFC - Tahoe Company	Delaware
MDFC Loan Corporation	Delaware
MDFC Spring Company	Delaware
MD-Federal Holding Company	Delaware
MDRC of Missouri, Inc.	Missouri
Montana Aviation Research Company	Delaware
Nobeltec Corporation	Delaware
North American Aviation, Inc.	Delaware
On Demand Manufacturing, Inc.	Delaware
ORCAS Leasing B.V.	The Netherlands
Pacific Business Enterprises, Inc.	Delaware
Peridot Services Norway AS	Norway
PK DataGraphics GmbH	Germany
PKI Ingenieursgesellschaft mbH & Co. KG	Germany
PKI Verwaltungs GmbH	Germany
Plaza Realty Holdings Corporation	Delaware
Preston Aviation Solutions Inc.	Virginia
Preston Aviation Solutions Limited	United Kingdom
Preston Aviation Solutions Pty Ltd	Australia
Processing Properties, Inc.	Delaware
Radical Pty. Ltd.	Australia
Raven Leasing, Inc.	Delaware
RGL-1 Corporation	Delaware
RGL-2 Corporation	Delaware
RGL-3 Corporation	Delaware
RGL-4 Corporation	Delaware
RGL-5 Corporation	Delaware
RGL-6 Corporation	Delaware
Rocketdyne, Inc.	Delaware
SBS International of New York, Inc.	New York
Spectrolab, Inc.	California
Sunshine Leasing Company-1	Delaware
SVS R&D Systems, Inc.	New Mexico
Taiko Leasing, Inc.	Delaware
Team Apache Systems, LLC	Delaware
Thayer Leasing Company-1	Delaware
The Boeing Company	Delaware
Tourmaline Services Norway AS	Norway
VC-X 757, Inc.	Delaware
Wingspan, Inc.	Delaware

Total Number of Subsidiaries: 284